Exhibit 99.1
Investor Conference Presentation

NOTICE ABOUT THIS PRESENTATION ABOUT FORWARD LOOKING STATEMENTS: This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures.

OVERVIEW

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain and the U.K. Diversified operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investments Risk Management

SHAREHOLDERS EQUITY ($ in millions) $1,500 $1,000 $500 1998 2000 2002 2004 9/30/06 $2,000 See Notice About This Presentation

RETURN ON EQUITY 2003 16.1% 2004 15.6% 14.4% 9/30/06 15.5% 2005 See Notice About This Presentation

GROWTH IN BOOK VALUE (per share data) 2003 $ 10.91 2004 $ 12.99 $15.26 2005 9/30/06 $17.59 See Notice About This Presentation

OPERATIONS

EXECUTIVE MANAGEMENT Frank Bramanti Age 50 CEO Edward Ellis Age 64 EVP & CFO

SENIOR MANAGEMENT Michael Schell Age 56 EVP - Property & Casualty Robert Thomas Age 43 EVP - Credit & Surety Pamela Penny Age 51 SVP - Finance Farid Nagji Age 41 EVP - Corporate Services Cory Moulton Age 38 President & CEO - PIA Laurence Donnelly Age 48 CEO - HCCIG Craig Kelbel Age 52 EVP - Life, A&H Barry Cook Age 46 EVP - International

OPERATIONS (Subsidiaries / Divisions) Michael Schell (Property & Casualty) Houston Casualty Company U.S. Specialty Insurance Company Avemco Insurance Company PIA HCC Global (US) Covenant Underwriters Robert Thomas (Credit & Surety) American Contractors Indemnity Company United States Surety Company HCC Credit Underwriters HCC Indemnity Guaranty Craig Kelbel (Life, Accident & Health) HCC Life Insurance Company Perico Life Insurance Company HCC Specialty Underwriters Barry Cook (International) HCC International Insurance Company HCC Europe HCC Global (International) Rattner Mackenzie

OPERATIONS (Lines of Business) Michael Schell (Property & Casualty) Aviation Directors' & Officers' Professional Indemnity Kidnap & Ransom Marine Employers Practice Liability Craig Kelbel (Life, Accident & Health) Medical Stop Loss Excess Medical Group Life Products Disability Contingency Robert Thomas (Credit & Surety) Surety Credit Financial Products Barry Cook (International) Property, Marine & Energy Directors' & Officers' Professional Indemnity Surety Credit Accident & Health

FINANCIALS

BALANCE SHEET

STRONG BALANCE SHEET Conservative Loss Reserves Strong Liquidity Low debt to total capital ratio of 17% Shareholders' Equity of $2 billion Assets of more than $7 Billion High Quality Reinsurers Low Risk Investment Portfolio

REINSURANCE RECOVERABLES ($ in millions) 9/30/06 $1,300 2003 $900 $1,100 2004 2005 $1,360 See Notice About This Presentation

NET LOSS RESERVES ($ in millions) 9/30/06 $1,750 2003 $700 $1,060 2004 2005 $1,530 See Notice About This Presentation

CASH FLOW ($ in millions) 2003 $530 2004 $670 $620 2005 9/30/06 $360 See Notice About This Presentation

INVESTMENT ASSETS ($ in millions) 2003 $1,710 2004 $2,470 $3,260 2005 9/30/06 $3,800 See Notice About This Presentation

1st Qtr Tax Exempt Securities 34 Short Term Investments 18 Other 7 Taxable Securities 41 Taxable Securities - 41% Average Rating - AA+ Average Maturity: 3.6 years Duration: 3.0 years Tax Exempt Securities - 34% Average Rating - AAA Average Maturity: 12.0 years Duration: 6.8 years Other 7% September 30, 2006 $3,804 million Short Term Investments - 18% CONSERVATIVE INVESTMENT PORTFOLIO

TOTAL ASSETS ($ in millions) 2003 $4,880 2004 $5,900 $7,030 2005 9/30/06 $7,540 See Notice About This Presentation

SHAREHOLDERS EQUITY ($ in millions) 2003 $1,050 2004 $1,330 $1,690 9/30/06 $1,960 2005 See Notice About This Presentation

INCOME STATEMENT

GROSS WRITTEN PREMIUM ($ in millions) 2003 $1,740 2004 $1,980 $2,040 2005 9/30/06 $1,630 See Notice About This Presentation

NET WRITTEN PREMIUM ($ in millions) 2003 $870 2004 $1,110 $1,500 2005 9/30/06 $1,300 See Notice About This Presentation

REVENUE: NET EARNED PREMIUM ($ in millions) 2003 $738 2004 $1,011 $1,370 2005 9/30/06 $1,205 See Notice About This Presentation

REVENUE: FEE & COMMISSION INCOME ($ in millions) 2003 $143 2004 $184 $133 2005 9/30/06 $104 See Notice About This Presentation

REVENUE: INVESTMENT INCOME ($ in millions) 2003 $47 2004 $65 $99 2005 9/30/06 $109 See Notice About This Presentation

TOTAL REVENUE ($ in millions) 2003 $942 2004 $1,285 $1,643 2005 9/30/06 $1,476 See Notice About This Presentation

GAAP COMBINED RATIO (* affected by catastrophes) 2003 90.7% 2004* 90.5% 93.2% 9/30/06 82.9% 2005* See Notice About This Presentation

NET EARNINGS ($ in millions) 2003 $142 2004 $163 $191 2005 9/30/06 $262 See Notice About This Presentation

NET EARNINGS PER DILUTED SHARE 2003 $1.47 2004 $1.65 $1.75 2005 9/30/06 $2.24 See Notice About This Presentation

SUMMARY

HCC KEY STRENGTHS Specialty lines only, across property, casualty, life and accident segments of the insurance industry Strong management for operations Conservative assessment of catastrophe exposures and adequate reinsurance to protect shareholders' capital No significant net loss reserve development Consistent ROE averaging 15% during past 5 years despite two years of major windstorm catastrophes No significant credit exposure

NOTICE ABOUT THIS PRESENTATION ABOUT FORWARD LOOKING STATEMENTS: This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures.